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                                                                   EXHIBIT 10.02

                            1996 STOCK OPTION PLAN
                                      OF
                                INTERWOVEN, INC.

1.   PURPOSES OF THE PLAN
     --------------------

          The purposes of the 1996 Stock Option Plan (the "Plan") of Interwoven, Inc., a California corporation (the "Company"), are to:

               (a) Encourage selected employees, directors and consultants to improve operations and increase profits of the Company;

               (b) Encourage selected employees, directors and consultants to accept or continue employment or association with the Company or its Affiliates; and

               (c) Increase the interest of selected employees, directors and consultants in the Company's welfare through participation in the growth in value of the common stock of the Company (the "Common Stock").

          Options granted under this Plan ("Options") may be "incentive stock options" ("ISOs") intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or "nonqualified options" ("NQOs").

2.   ELIGIBLE PERSONS
     ----------------

          Every person who at the date of grant of an Option is a full time employee of the Company or of any Affiliate (as defined below) of the Company is eligible to receive NQOs or ISOs under this Plan. Every person who at the date of grant is a consultant to, or non-employee director of, the Company or any Affiliate (as defined below) of the Company is eligible to receive NQOs under this Plan. The term "Affiliate" as used in the Plan means a parent or subsidiary corporation as defined in the applicable provisions (currently Sections 424(e) and (f), respectively) of the Code. The term "employee" includes an officer or director who is an employee, of the Company. The term "consultant" includes persons employed by, or otherwise affiliated with, a consultant.

3.   STOCK SUBJECT TO THIS PLAN
     --------------------------

          Subject to the provisions of Section 6.1.1 of the Plan, the total number of shares of stock which may be issued under options granted pursuant to this Plan shall not exceed 2,000,000 shares of Common Stock. The shares covered by the portion of any grant
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    under the Plan which expires unexercised shall become available again for grants under the Plan.

4.  ADMINISTRATION
    --------------


          (a) This Plan shall be administered by the Board of Directors of the Company (the "Board") or, either in its entirety or only insofar as required pursuant to Section 4(b) hereof, by a committee (the "Committee") of at least two Board members to which administration of the Plan, or of part of the Plan, is delegated (in either case, the "Administrator").

          (b) From and after such time as the Company registers a class of equity securities under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), it is intended that this Plan shall be administered in accordance with the disinterested administration requirements of Rule 16b-3 promulgated by the Securities and Exchange Commission ("Rule 16b 3"), or any successor rule thereto.

          (c) Subject to the other provisions of this Plan, the Administrator shall have the authority, in its discretion: (i) to grant Options; (ii) to determine the fair market value of the Common Stock subject to Options;
    (iii) to determine the exercise price of Options granted; (iv) to determine the persons to whom, and the time or times at which, Options shall be granted, and the number of shares subject to each Option; (v) to interpret this Plan; (vi) to prescribe, amend, and rescind rules and regulations relating to this Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical), including but not limited to, the time or times at which Options shall be exercisable; (viii) with the consent of the optionee, to modify or amend any Option; (ix) to defer (with the consent of the optionee) the exercise date of any Option; (x) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option; and (xi) to make all other determinations deemed necessary or advisable for the administration of this Plan. The Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper.

          (d) All questions of interpretation, implementation, and application of this Plan shall be determined by the Administrator. Such determinations shall be final and binding on all persons.

          (e) With respect to persons subject to Section 16 of the Exchange Act, if any, transactions under this Plan are intended to comply with the applicable conditions of Rule 16b-3, or any successor rule thereto. To the extent any provision of this Plan or action by the Administrator fails to so comply, it shall be deemed null and void, to the

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      extent permitted by law and deemed advisable by the Administrator.
      Notwithstanding the above, it shall be the responsibility of such persons, not of the Company or the Administrator, to comply with the requirements of Section 16 of the Exchange Act; and neither the Company nor the Administrator shall be liable if this Plan or any transaction under this Plan fails to comply with the applicable conditions of Rule 16b-3 or any successor rule thereto, or if any such person incurs any liability under
      Section 16 of the Exchange Act.

5.    GRANTING OF OPTIONS; OPTION AGREEMENT
      -------------------------------------

            (a) No Options shall be granted under this Plan after ten years from the date of adoption of this Plan by the Board.

            (b) Each Option shall be evidenced by a written stock option agreement, in form satisfactory to the Company, executed by the Company and the person to whom such Option is granted; provided, however, that the failure by the Company, the optionee, or both to execute such an agreement shall not invalidate the granting of an Option, although the exercise of each option shall be subject to Section 6.1.3.

            (c) The stock option agreement shall specify whether each Option it evidences is a NQO or an ISO.

            (d) Subject to Section 6.3.3 with respect to ISOs, the Administrator may approve the grant of Options under this Plan to persons who are expected to become employees, directors or consultants of the Company, but are not employees, directors or consultants at the date of approval.

6.    TERMS AND CONDITIONS OF OPTIONS
      -------------------------------

            Each Option granted under this Plan shall be subject to the terms and conditions set forth in Section 6.1. NQOs shall be also subject to the terms and conditions set forth in Section 6.2, but not those set forth in
      Section 6.3. ISOs shall also be subject to the terms and conditions set forth in Section 6.3, but not those set forth in Section 6.2.

6.1   Terms and Conditions to Which All Options Are Subject.  All Options
      -----------------------------------------------------
      granted under this Plan shall be subject to the following terms and conditions:

6.1.1 Changes in Capital Structure.  Subject to Section 6.1.2, if the stock of
      ----------------------------
      the Company is changed by reason of a stock split, reverse stock split, stock dividend, or recapitalization, combination or reclassification, appropriate adjustments shall be made by the Board in (a) the number and class of shares of stock subject to this Plan and each Option outstanding under this Plan, and (b) the exercise price of each outstanding Option; provided, however,

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       that the Company shall not be required to issue fractional shares as a result of any such adjustments. Each such adjustment shall be subject to approval by the Board in its sole discretion.

6.1.2  Corporate Transactions.
       ----------------------

(a)    Dissolution or Liquidation.  In the event of the proposed dissolution or
       --------------------------
       liquidation of the Company, the Administrator shall notify the Optionee at least thirty (30) days prior to such proposed action. To the extent it has not been previously exercised, each Option will terminate immediately prior to the consummation of such proposed action.

(b)    Merger or Asset Sale.  In the event of a merger or consolidation of the
       --------------------
       Company with or into another corporation, or the sale of substantially all of the assets of the Company:

(i)    Options.  Each Option shall be assumed or an equivalent option
       -------
       substituted by the successor corporation (including as a "successor" any purchaser of substantially all of the assets of the Company) or a parent or subsidiary of the successor corporation. If the successor corporation refuses to assume or substitute for the Option, unless the Administrator shall determine otherwise, each Option will expire upon such event. If an Option will not be assumed or substituted by the successor corporation, the Administrator shall notify the Optionee that the Option shall be exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option confers the right to purchase or receive, for each share of Common Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its parent entity, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each share of Common Stock subject to the Option, to be solely common stock of the successor corporation or its parent entity equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

(ii)   Shares Subject to Right of Repurchase.  If the successor corporation has
       -------------------------------------
       agreed to assume or substitute for Options as provided in the preceding paragraph, then any shares subject to a Right of Repurchase of the Company shall be exchanged for the consideration (whether stock, cash, or other securities or property) received in the merger or asset sale


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       by the holders of Common Stock for each share held on the effective date of the transaction, as described in paragraph (b)(i) above. If in such exchange the Optionee receives shares of stock of the successor corporation or a parent or subsidiary of such successor corporation, such exchanged shares shall continue to be subject to a Right of Repurchase as provided in the Optionee's Stock Option Plan stock purchase agreement. If pursuant to paragraph (b)(i) above, an Optionee shall have the right to exercise an Option as to shares of Common Stock as to which it would not otherwise be exercisable, then an equivalent number of shares that are subject to a Right of Repurchase of the Company shall be released from such Right of Repurchase and shall be vested.

6.1.3  Time of Option Exercise.  Subject to Section 5 and Section 6.3.4, Options
       -----------------------
       granted under this Plan shall be exercisable (a) immediately as of the effective date of the stock option agreement granting the Option, or (b) in accordance with a schedule related to the date of the grant of the Option, the date of first employment, or such other date as may be set by the Administrator (in any case, the "Vesting Base Date") and specified in the written stock option agreement relating to such Option; provided, however, that the right to exercise an Option must vest at the rate of at least 20% per year over five years from the date the Option was granted. In any case, no Option shall be exercisable until a written stock option agreement in form satisfactory to the Company is executed by the Company and the optionee.

6.1.4  Option Grant Date.  Except in the case of advance approvals described in
       -----------------
       Section 5(d), the date of grant of an Option under this Plan shall be the date as of which the Administrator approves the grant.

6.1.5  Nonassignability of Option Rights.  No Option granted under this Plan
       ---------------------------------
       shall be assignable or otherwise transferable by the optionee except by will or by the laws of descent and distribution. During the life of the optionee, an Option shall be exercisable only by the optionee.

6.1.6  Payment.  Except as provided below, payment in full, in cash, shall be
       -------
       made for all stock purchased at the time written notice of exercise of an Option is given to the Company, and proceeds of any payment shall constitute general funds of the Company. At the time an Option is granted or exercised, the Administrator, in the exercise of its absolute discretion after considering any tax or accounting consequences, may authorize any one or more of the following additional methods of payment:

(a) Acceptance of the optionee's full recourse promissory note for all or part of the Option price, payable on such terms and bearing such interest rate as determined by the Administrator (but in no event less than the minimum interest rate specified under the Code at which no additional interest would be imputed), which promissory note may be

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       either secured or unsecured in such manner as the Administrator shall approve (including, without limitation, by a security interest in the shares of the Company); and

(b) Delivery by the optionee of Common Stock already owned by the optionee for all or part of the Option price, provided the value (determined as set forth in Section 6.1.11) of such Common Stock is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by delivery of such stock; provided, however, that if an optionee has exercised any portion of any Option granted by the Company by delivery of Common Stock, the optionee may not, within six months following such exercise, exercise any Option granted under this Plan by delivery of Common Stock without the consent of the Administrator.

6.1.7  Termination of Employment.
       -------------------------

(a) If for any reason other than death or disability, an optionee ceases to be employed by the Company or any of its Affiliates (such event being called a "Termination"), Options held at the date of Termination (to the extent then exercisable) may be exercised in whole or in part at any time within three months of the date of such Termination, or such other period of not less than thirty days after the date of such Termination as is specified in the Option Agreement (but in no event after the Expiration
       Date); provided, that if such exercise of the Option would result in liability for the optionee under Section 16(b) of the Exchange Act, then such three-month period automatically shall be extended until the tenth day following the last date upon which optionee has any liability under
       Section 16(b) (but in no event after the Expiration Date).

(b) If an optionee dies while employed by the Company or an Affiliate or within the period that the Option remains exercisable after Termination, Options then held (to the extent then exercisable) may be exercised, in whole or in part, by the optionee, by the optionee's personal representative, or by the person to whom the Option is transferred by devise or the laws of descent and distribution, at any time within twelve months after the death of the optionee, or such other period of not less than six months from the date of Termination as is specified in the Option Agreement (but in no event after the Expiration Date).

(c) If an optionee ceases to be employed by the Company as a result of his or her disability, the optionee may, but only within six (6) months from the date of Termination (and in no event after the Expiration Date), exercise the Option to the extent otherwise entitled to exercise it at the date of Termination; provided, however, that if such disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code, in the case of an ISO such ISO shall automatically convert to an NQO on the day three months and one day following such Termination. To the extent that the optionee was not entitled to exercise

                                       6
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       the Option at the date of Termination or if the optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(d) For purposes of this Section 6.1.7, "employment" includes service as a director or as a consultant. For purposes of this Section 6.1.7, an optionee's employment shall not be deemed to terminate by reason of sick leave, military leave, or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if the optionee's right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

6.1.8  Repurchase of Stock.  At the option of the Administrator, the stock to be
       -------------------
       delivered pursuant to the exercise of any Option granted to an employee, director or consultant under this Plan may be subject to a right of repurchase in favor of the Company with respect to any employee, or director or consultant whose employment, or director or consulting relationship with the Company is terminated. Such right of repurchase either:

(a) shall be at the Option exercise price and (i) shall lapse at the rate of at least 20% per year over five years from the date the Option is granted (without regard to the date it becomes exercisable), and must be exercised for cash or cancellation of purchase money indebtedness within 90 days of such termination and (ii) if the right is assignable by the Company, the assignee must pay the Company upon assignment of the right (unless the assignee is a 100% owned subsidiary of the Company or is an Affiliate) cash equal to the difference between the Option exercise price and the value (determined as set forth in Section 6.1.11) of the stock to be purchased if the Option exercise price is less than such value; or

(b) shall be at the higher of the Option exercise price or the value (determined as set forth in Section 6.1.11) of the stock being purchased on the date of termination, and must be exercised for cash or cancellation of purchase money indebtedness within 90 days of termination of employment, and such right shall terminate when the Company's securities become publicly traded.

            Determination of the number of shares subject to any such right of repurchase shall be made as of the date the employee's employment by, director's director relationship with, or consultant's consulting relationship with, the Company terminates, not as of the date that any Option granted to such employee, director or consultant is thereafter exercised.

6.1.9  Withholding and Employment Taxes.  At the time of exercise of an Option
       --------------------------------
       or at such other time as the amount of such obligations becomes determinable (the "Tax Date"), the

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       optionee shall remit to the Company in cash all applicable federal and state withholding and employment taxes. If authorized by the Administrator in its sole discretion after considering any tax or accounting consequences, an optionee may elect to (i) deliver a promissory note on such terms as the Administrator deems appropriate,
       (ii) tender to the Company previously owned shares of Stock or other securities of the Company, or (iii) have shares of Common Stock which are acquired upon exercise of the Option withheld by the Company to pay some or all of the amount of tax that is required by law to be withheld by the Company as a result of the exercise of such Option, subject to the following limitations:

(a)    Any election pursuant to clause (iii) above by an optionee subject to
       Section 16 of the Exchange Act shall either (x) be made at least six months before the Tax Date and shall be irrevocable; or (y) shall be made in (or made earlier to take effect in) any ten-day period beginning on the third business day following the date of release for publication of the Company's quarterly or annual summary statements of earnings and shall be subject to approval by the Administrator, which approval may be given at any time after such election has been made. In addition, in the case of (y), the Option shall be held at least six months prior to the Tax Date.

(b) Any election pursuant to clause (ii) above, where the optionee is tendering Common Stock issued pursuant to the exercise of an Option, shall require that such shares be held at least six months prior to the Tax Date.

             Any of the foregoing limitations may be waived (or additional limitations may be imposed) by the Administrator, in its sole discretion, if the Administrator determines that such foregoing limitations are not required (or that such additional limitations are required) in order that the transaction shall be exempt from Section 16(b) of the Exchange Act pursuant to Rule 16b-3, or any successor rule thereto. In addition, any of the foregoing limitations may be waived by the Administrator, in its sole discretion, if the Administrator determines that Rule 16b-3, or any successor rule thereto, is not applicable to the exercise of the Option by the optionee or for any other reason.

             Any securities tendered or withheld in accordance with this Section
       6.1.9 shall be valued by the Company as of the Tax Date.

6.1.10       Other Provisions.  Each Option granted under this Plan may contain
             ----------------
       such other terms, provisions, and conditions not inconsistent with this Plan as may be determined by the Administrator, and each ISO granted under this Plan shall include such provisions and conditions as are necessary to qualify the Option as an "incentive stock option" within the meaning of Section 422 of the Code. If Options provide for a right of first refusal in favor of the Company with respect to stock acquired by employees, directors or

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        consultants, such Options shall provide that the right of first refusal shall terminate upon the earlier of (i) the closing of the Company's initial registered public offering to the public generally, or (ii) the date ten years after the grant date as set forth in Section 6.1.4.

6.1.11  Determination of Value.  For purposes of the Plan, the value of Common
        ----------------------
        Stock or other securities of the Company shall be determined as follows:

(a) If the stock of the Company is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System, its fair market value shall be the closing sales price for such stock or the closing bid if no sales were reported, as quoted on such system or exchange (or the largest such exchange) for the date the value is to be determined (or if there are no sales for such date, then for the last preceding business day on which there were sales), as reported in the Wall Street Journal or similar publication.

(b) If the stock of the Company is regularly quoted by a recognized securities dealer but selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for the stock on the date the value is to be determined (or if there are no quoted prices for the date of grant, then for the last preceding business day on which there were quoted prices).

(c) In the absence of an established market for the stock, the fair market value thereof shall be determined in good faith by the Administrator, with reference to the Company's net worth, prospective earning power, dividend paying capacity, and other relevant factors, including the goodwill of the Company, the economic outlook in the Company's industry, the Company's position in the industry and its management, and the values of stock of other corporations in the same or a similar line of business.

6.1.12  Option Term.  Subject to Section 6.3.5, no Option shall be
        -----------
        exercisable more than ten years after the date of grant, or such lesser period of time as is set forth in the stock option agreement (the end of the maximum exercise period stated in the stock option agreement is referred to in this Plan as the "Expiration Date").

6.1.13  Exercise Price.  The exercise price of any Option granted to any
        --------------
        person who owns, directly or by attribution under the Code currently
        Section 424(d), stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Affiliate (a "Ten Percent Stockholder") shall in no event be less than 110% of the fair market value (determined in accordance with Section 6.1.11) of the stock covered by the Option at the time the Option is granted.

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6.2    Terms and Conditions to Which Only NQOs Are Subject.  Options granted
       ---------------------------------------------------
       under this Plan which are designated as NQOs shall be subject to the following terms and conditions:

6.2.1  Exercise Price.  Except as set forth in Section 6.1.13, the exercise
       --------------
       price of a NQO shall be not less than 85% of the fair market value (determined in accordance with Section 6.1.11) of the stock subject to the Option on the date of grant.

6.3    Terms and Conditions to Which Only ISOs Are Subject. Options granted
       ---------------------------------------------------
       under this Plan which are designated as ISOs shall be subject to the following terms and conditions:

6.3.1  Exercise Price.  Except as set forth in Section 6.1.13, the exercise
       --------------
       price of an ISO shall be determined in accordance with the applicable provisions of the Code and shall in no event be less than the fair market value (determined in accordance with Section 6.1.11) of the stock covered by the Option at the time the Option is granted.

6.3.2  Disqualifying Dispositions.  If stock acquired by exercise of an ISO
       --------------------------
       granted pursuant to this Plan is disposed of in a "disqualifying disposition" within the meaning of Section 422 of the Code, the holder of the stock immediately before the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the Option as the Company may reasonably require.

6.3.3  Grant Date.  If an ISO is granted in anticipation of employment as
       ----------
       provided in Section 5(d), the Option shall be deemed granted, without further approval, on the date the grantee assumes the employment relationship forming the basis for such grant, and, in addition, satisfies all requirements of this Plan for Options granted on that date.

6.3.4  Vesting.  Notwithstanding any other provision of this Plan, ISOs granted
       -------
       under all incentive stock option plans of the Company and its subsidiaries may not "vest" for more than $100,000 in fair market value of stock (measured on the grant dates(s)) in any calendar year. For purposes of the preceding sentence, an option "vests" when it first becomes exercisable. If, by their terms, such ISOs taken together would vest to a greater extent in a calendar year, and unless otherwise provided by the Administrator, the vesting limitation described above shall be applied by deferring the exercisability of those ISOs or portions of ISOs which have the highest per share exercise prices; but in no event shall more than $100,000 in fair market value of stock (measured on the grant date(s)) vest in any calendar year. The ISOs or portions of ISOs whose exercisability is so deferred shall become exercisable on the first day of the first subsequent calendar year during which they may be exercised, as determined by applying these same principles and all other provisions of this Plan including those relating to the expiration and termination of ISOs.

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       In no event, however, will the operation of this Section 6.3.4 cause an
       ISO to vest before its terms or, having vested, cease to be vested.

6.3.5  Term.  Notwithstanding Section 6.1.12, no ISO granted to any Ten Percent
       ----
       Stockholder shall be exercisable more than five years after the date of grant.

7.     MANNER OF EXERCISE
       ------------------

              (a) An optionee wishing to exercise an Option shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Administrator, accompanied by payment of the exercise price as provided in Section
       6.1.6. The date the Company receives written notice of an exercise hereunder accompanied by payment of the exercise price will be considered as the date such Option was exercised.

              (b) Promptly after receipt of written notice of exercise of an Option, the Company shall, without stock issue or transfer taxes to the optionee or other person entitled to exercise the Option, deliver to the optionee or such other person a certificate or certificates for the requisite number of shares of stock. An optionee or permitted transferee of an optionee shall not have any privileges as a shareholder with respect to any shares of stock covered by the Option until the date of issuance (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent) of such shares.

8.     EMPLOYMENT OR CONSULTING RELATIONSHIP
       -------------------------------------

             Nothing in this Plan or any Option granted thereunder shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate any optionee's employment or consulting at any time, nor confer upon any optionee any right to continue in the employ of, or consult with, the Company or any of its Affiliates.

9.     FINANCIAL INFORMATION
       ---------------------

             The Company shall provide to each optionee during the period such optionee holds an outstanding Option, and to each holder of Common Stock acquired upon exercise of Options granted under the Plan for so long as such person is a holder of such Common Stock, annual financial statements of the Company as prepared either by the Company or independent certified public accountants of the Company. Such financial statements shall include, at a minimum, a balance sheet and an income statement, and shall be delivered as soon as practicable following the end of the Company's fiscal year. The Company shall

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     not be required to provide such statements to key employees whose duties with the Company assure their access to equivalent information.

10.  CONDITIONS UPON ISSUANCE OF SHARES
     ----------------------------------

          Shares of Common Stock shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended (the "Securities Act").

11.  NONEXCLUSIVITY OF THE PLAN
     --------------------------

          The adoption of the Plan shall not be construed as creating any limitations on the power of the Company to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options other than under the Plan.

12.  MARKET STANDOFF
     ---------------

          Each Optionee, if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the company under the Securities Act shall not sell or otherwise transfer any shares of Common Stock acquired upon exercise of Options during the 180-day period following the effective date of a registration statement of the company filed under the Securities Act; provided, however, that such restriction shall apply only to the first two registration statements of the Company to become effective under the Securities Act which includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restriction until the end of such 180-day period.

13.  AMENDMENTS TO PLAN
     ------------------

          The Board may at any time amend, alter, suspend or discontinue this Plan. Without the consent of an optionee, no amendment, alteration, suspension or discontinuance may adversely affect outstanding Options except to conform this Plan and ISOs granted under this Plan to the requirements of federal or other tax laws relating to incentive stock options. No amendment, alteration, suspension or discontinuance shall require shareholder approval unless (a) shareholder approval is required to preserve incentive stock option treatment for federal income tax purposes, or (b) the Board otherwise concludes that shareholder approval is advisable.

14.  EFFECTIVE DATE OF PLAN
     ----------------------

          This Plan shall become effective upon adoption by the Board provided, however, that no Option shall be exercisable unless and until written consent of the shareholders of the Company, or approval of shareholders of the Company voting at a validly called shareholders' meeting, is obtained within 12 months after adoption by the Board. If such shareholder approval is not obtained within such time, Options granted hereunder shall terminate and be of no force and effect from and after expiration of such 12-month period. Options may be granted and exercised under this Plan only after there has been compliance with all applicable federal and state securities laws.

     Plan adopted by the Board of Directors on June __, 1996.

     Plan approved by Shareholders on _______________

                                Interwoven, Inc.
                               STOCK OPTION PLAN
                        INCENTIVE STOCK OPTION AGREEMENT



               (A) Name of Optionee:
               (B) Grant Date:
               (C) Number of Shares:
               (D) Exercise Price:
               (E) Vesting Base Date:
               (F) Effective Date:


     THIS INCENTIVE STOCK OPTION AGREEMENT (the "Agreement"), is made and entered into as of the date set forth in Item F above (the "Effective Date") between Interwoven, Inc., a California corporation (the "Company") and the person named in Item A above ("Optionee").

      THE PARTIES AGREE AS FOLLOWS:

1.    Grant of Option; Vesting Base Date.
      ----------------------------------

1.1.  Grant.  The Company hereby grants to Optionee pursuant to the Company's
      -----
      Stock Option Plan (the "Plan"), a copy of which is attached to this Agreement as Exhibit 1, an incentive stock option (the "ISO") to purchase all or any part of an aggregate of the number of shares (the "ISO Shares") of the Company's Common Stock (as defined in the Plan) listed in Item C above on the terms and conditions set forth herein and in the Plan, the terms and conditions of the Plan being hereby incorporated into this Agreement by reference.

1.2.  Vesting Base Date.  The parties hereby establish the date set forth in
      -----------------
      Item E above as the Vesting Base Date (as defined in Section 5.1 below).

2.    Exercise Price.  The exercise price for purchase of each share of Common
      --------------
      Stock covered by this ISO shall be the price set forth in Item D above.

3.    Term.  Unless otherwise specified on Exhibit 3 attached hereto, if any
      ----
      (the absence of such exhibit indicating that no such exhibit was intended), this ISO shall expire as provided in Section 6.1.12 of the Plan.

4.    Adjustment of ISOs.  The Company shall adjust the number and kind of
      ------------------
      shares and the exercise price thereof in certain circumstances in accordance with the provisions of Section 6.1.1 of the Plan.

5.    Exercise of Options.
      -------------------

5.1.  Vesting; Time of Exercise.  This ISO shall be exercisable according to the
      -------------------------
      schedule set forth on Exhibit 5.1 attached hereto. Such schedule shall commence as of the date set forth in Item (E) above (the "Vesting Base Date").

5.2.  Exercise After Termination of Status as an Employee, Director or
      ----------------------------------------------------------------
      Consultant.  In the event of termination of Optionee's continuous status
      ----------
      as an employee, director or consultant, this ISO may be exercised only in accordance with the provisions of Section 6.1.7 of the Plan.

5.3.  Manner of Exercise.  Optionee may exercise this ISO, or any portion of
      ------------------
      this ISO, by giving written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Plan Administrator, accompanied by a copy of the Stock Option Plan Stock Purchase Agreement in substantially the form attached hereto as Exhibit 5.3 executed by Optionee (or at the option of the Company such other form of stock purchase agreement as shall then be acceptable to the Company), payment of the exercise price and payment of any applicable withholding or employment taxes. The date the Company receives written notice of an exercise hereunder accompanied by payment will be considered as the date this ISO was exercised.

5.4.  Payment.  Except as provided in Exhibit 5.4 attached hereto, if any (the
      -------
      absence of such exhibit indicating that no exhibit was intended), payment may be made for ISO Shares purchased at the time written notice of exercise of the ISO is given to the Company, by delivery of cash or check. The proceeds of any payment shall constitute general funds of the Company.

5.5.  Delivery of Certificate.  Promptly after receipt of written notice of
      -----------------------
      exercise of the ISO, the Company shall, without stock issue or transfer taxes to the Optionee or other person entitled to exercise, deliver to the Optionee or other person a certificate or certificates for the requisite number of ISO Shares. An Optionee or transferee of an Optionee shall not have any privileges as a shareholder with respect to any ISO Shares covered by the option until the date of issuance of a stock certificate.

6.   Nonassignability of ISO.  This ISO is not assignable or transferable by
     -----------------------
     Optionee except by will or by the laws of descent and distribution. During the life of Optionee, the ISO is exercisable only by the Optionee. Any attempt to assign, pledge, transfer, hypothecate or otherwise dispose of this ISO in a manner not herein permitted, and any levy of execution, attachment, or similar process on this ISO, shall be null and void.

7.   Company's Repurchase Rights.  The ISO Shares arising from exercise of this
     ---------------------------
     ISO shall be subject to a right of repurchase in favor of the Company (the "Right of Repurchase") to the extent set forth on Exhibit 7 attached hereto (the absence of such exhibit indicating that no such exhibit was intended and that the ISO shall be subject to the limitations set forth on Exhibit 5.1). If the Optionee's employment with the Company terminates before the Right of Repurchase lapses in accordance with Exhibit 7, the Company may purchase ISO Shares subject to the Right of Repurchase (by payment of cash or by check) for an amount equal to the price the Optionee paid for such ISO Shares (exclusive of any taxes paid upon acquisition of the stock) by giving notice at any time within the later of (a) 30 days after the acquisition of the ISO Shares upon option exercise, or (b) 90 days after such termination of employment that the Company is exercising its right of repurchase. The Company shall include with such notice payment in full in cash or by check. The Optionee may not dispose of or transfer ISO Shares while such shares are subject to the Right of Repurchase and any such attempted transfer shall be null and void.

8.   Company's Right of First Refusal.
     --------------------------------

8.1. Right of First Refusal.  In the event that the Optionee proposes to sell,
     ----------------------
     pledge, or otherwise transfer any ISO Shares or any interest in such shares to any person or entity, the Company shall have a right of first refusal (the "Right of First Refusal") with respect to such ISO Shares. If Optionee desires to transfer ISO Shares, Optionee shall give a written notice (the "Transfer Notice") to the Company describing fully the proposed transfer, including the number of ISO Shares proposed to be transferred, the proposed transfer price, and the name and address of the proposed transferee. The Transfer Notice shall be signed both by Optionee and by the proposed transferee and must constitute a binding commitment of both such parties for the transfer of such ISO Shares. The Company may elect to purchase all, but not less than all, of the ISO Shares subject to the Transfer Notice by delivery of a notice of exercise of the Company's Right of First Refusal within 30 days after the date the Transfer Notice is delivered to the Company. The purchase price paid by the Company shall be the price per share equal to the proposed per share transfer price, and shall be paid to the Optionee within 60 days after the date the Transfer Notice is received by the Company, unless a longer period for payment was offered by the proposed transferee, in which case the Company shall pay the purchase price within such longer period. The Company's rights under this Section 8.1 shall be freely assignable, in whole or in part. Notwithstanding the foregoing, the Right of First Refusal does not apply to a transfer of shares by gift or devise to the Optionee's immediate family (i.e., parents, spouse or children or to a trust for the benefit of the Optionee or any of the Optionee's immediate family members), but does apply to any subsequent transfer of such shares by such immediate family members.

8.2. Transfer of ISO Shares.  If the Company fails to exercise the Right of
     ----------------------
     First Refusal within 30 days after the date the Transfer Notice is delivered to the Company, the Optionee may, not later than 75 days following delivery to the Company of the Transfer Notice, conclude a transfer of the ISO Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance by the Optionee with the procedure described in Section 8.1 of this Agreement. If the Company exercises the Right of First Refusal, the parties shall consummate the sale of ISO Shares on the terms, other than price, as applicable under Section 8.1, set forth in the Transfer Notice; provided, however, in the event the Transfer Notice provides for payment for the ISO Shares other than in cash, the Company shall have the option of paying for the ISO Shares by paying in cash the present value of the consideration described in the Transfer Notice; and further provided that if the value of noncash consideration is to be paid and the Optionee disagrees with the value determined by the Company, the Optionee may request an independent appraisal by an appraiser acceptable to the Optionee and the Company, the costs of such appraisal to be borne equally by the Optionee and the Company.

8.3. Binding Effect.  The Right of First Refusal shall inure to the benefit of
     --------------
     the successors and assigns of the Company and shall be binding upon any transferee of ISO Shares other than a transferee acquiring ISO Shares in a transaction where the Company failed to exercise the Right of First Refusal (a "Free Transferee") or a transferee of a Free Transferee.

8.4. Termination of Company's Right of First Refusal.  Notwithstanding anything
     -----------------------------------------------
     in this Section 8, the Company shall have no Right of First Refusal, and Optionee shall have no obligation to comply with the procedures in Sections
     8.1 through 8.3 after the earlier of (i) the closing of the Company's initial public offering to the public generally, or (ii) the date ten (10) years after the Effective Date.

9.   Market Standoff.  Optionee hereby agrees that if so requested by the
     ---------------
     Company or any representative of the underwriters in connection with any registration of the offering of the securities of the Company under the Securities Act of 1933, as amended (the "Securities Act"), Optionee shall not sell or otherwise transfer the ISO Shares for a period of 180 days following the effective date of a Registration Statement filed under the Securities Act; provided that such restrictions shall only apply to the first two registration statements of the Company to become effective under the Securities Act which include securities to be sold on behalf of the Company in an underwritten public offering under the Securities Act. The Company may impose stop transfer instructions with respect to the ISO Shares subject to the foregoing restrictions until the end of each such 180-day period.

10.   Restriction on Issuance of Shares.
      ---------------------------------

10.1. Legality of Issuance.  The Company shall not be obligated to sell or
      --------------------
      issue any ISO Shares pursuant to this Agreement if such sale or issuance, in the opinion of the Company and the Company's counsel, might constitute a violation by the Company of any provision of law, including without limitation the provisions of the Securities Act.

10.2. Registration or Qualification of Securities.  The Company may, but shall
      -------------------------------------------
      not be required to, register or qualify the sale of this ISO or any ISO Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the grant or exercise of this option or the issuance or sale of any ISO Shares pursuant thereto to comply with any law.

11.   Restriction on Transfer.  Regardless whether the sale of the ISO Shares
      -----------------------
      has been registered under the Securities Act or has been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge, or other transfer of ISO Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and the Company's counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state, or any other law, or if the Company does not desire to have a trading market develop for its securities.

12.   Stock Certificate.  Stock certificates evidencing ISO Shares may bear such
      -----------------
      restrictive legends as the Company and the Company's counsel deem necessary or advisable under applicable law or pursuant to this Agreement.

13.   Disqualifying Dispositions.  If stock acquired by exercise of this ISO is
      --------------------------
      disposed of within two years after the Effective Date or within one year after date of such exercise (as determined under Section 5.3 of this Agreement), the Optionee immediately prior to the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the disposition as the Company may reasonably require.

14.   Representations, Warranties, Covenants, and Acknowledgments of Optionee
      -----------------------------------------------------------------------
      Upon Exercise of ISO.  Optionee hereby agrees that in the event that the
      --------------------
      Company and the Company's counsel deem it necessary or advisable in the exercise of their discretion, the issuance of ISO Shares may be conditioned upon certain representations, warranties, and acknowledgments by the person exercising the ISO (the "Purchaser"), including, without limitation, those set forth in Sections 14.1 through 14.8 inclusive:

14.1. Investment.  Purchaser is acquiring the ISO Shares for Purchaser's own
      ----------
      account, and not for the account of any other person. Purchaser is acquiring the ISO Shares for investment and not with a view to distribution or resale thereof except in compliance with applicable laws regulating securities.

14.2.  Business Experience.  Purchaser is capable of evaluating the merits and
       -------------------
       risks of Purchaser's investment in the Company evidenced by purchase of the ISO Shares.

14.3.  Relation to Company.  Purchaser is presently an officer, director, or
       -------------------
       other employee of, or consultant to the Company, and in such capacity has become personally familiar with the business, affairs, financial condition, and results of operations of the Company.

14.4.  Access to Information.  Purchaser has had the opportunity to ask
       ---------------------
       questions of, and to receive answers from, appropriate executive officers of the Company with respect to the terms and conditions of the transaction contemplated hereby and with respect to the business, affairs, financial condition, and results of operations of the Company. Purchaser has had access to such financial and other information as is necessary in order for Purchaser to make a fully informed decision as to investment in the Company by way of purchase of the ISO Shares, and has had the opportunity to obtain any additional information necessary to verify any of such information to which Purchaser has had access.

14.5.  Speculative Investment.  Purchaser's investment in the Company
       ----------------------
       represented by the ISO Shares is highly speculative in nature and is subject to a high degree of risk of loss in whole or in part. The amount of such investment is within Purchaser's risk capital means and is not so great in relation to Purchaser's total financial resources as would jeopardize the personal financial needs of Purchaser or Purchaser's family in the event such investment were lost in whole or in part.

14.6.  Registration.  Purchaser must bear the economic risk of investment for an
       ------------
       indefinite period of time because the sale to Purchaser of the ISO Shares has not been registered under the Securities Act and the ISO Shares cannot be transferred by Purchaser unless such transfer is registered under the Securities Act or an exemption from such registration is available. The Company has made no agreements, covenants, or undertakings whatsoever to register the transfer of any of the ISO Shares under the Securities Act. The Company has made no representations, warranties, or covenants whatsoever as to whether any exemption from the Securities Act, including without limitation any exemption for limited sales in routine brokers' transactions pursuant to Rule 144, will be available; if the exemption under Rule 144 is available at all, it may not be available until at least two years after payment of cash for the ISO Shares and not then unless: (i) a public trading market then exists in the Company's common stock; (ii) adequate information as to the Company's financial and other affairs and operations is then available to the public; and (iii) all other terms and conditions of Rule 144 have been satisfied. Purchaser understands that the resale provisions of Rule 701 will not apply until 90 days after the

       Company becomes subject to the reporting obligations of the Securities Exchange Act of 1934 (typically 90 days after the effective date of an initial public offering).

14.7.  Public Trading.  None of the Company's securities is presently publicly
       --------------
       traded, and the Company has made no representation, covenant, or agreement as to whether there will be a public market for any of its securities.

14.8.  Tax Advice.  The Company has made no warranties or representations to
       ----------
       Purchaser with respect to the income tax consequences of the transactions contemplated by the agreement pursuant to which the ISO Shares will be purchased and Purchaser is in no manner relying on the Company or its representatives for an assessment of such tax consequences.

15.    Assignment; Binding Effect.  Subject to the limitations set forth in this
       --------------------------
       Agreement, this Agreement shall be binding upon and inure to the benefit of the executors, administrators, heirs, legal representatives, and successors of the parties hereto; provided, however, that Optionee may not assign any of Optionee's rights under this Agreement.

16.    Damages.  Optionee shall be liable to the Company for all costs and
       -------
       damages, including incidental and consequential damages, resulting from a disposition of ISO Shares which is not in conformity with the provisions of this Agreement.

17.    Governing Law.  This Agreement shall be governed by, and construed in
       -------------
       accordance with, the laws of the State of California excluding those laws that direct the application of the laws of another jurisdiction.

18.    Notices.  All notices and other communications under this Agreement shall
       -------
       be in writing. Unless and until the Optionee is notified in writing to the contrary, all notices, communications, and documents directed to the Company and related to the Agreement, if not delivered by hand, shall be mailed, addressed as follows:

               Interwoven, Inc.
               885 N. San Antonio
               Los Altos, CA  94022
               Attention:  President

       Unless and until the Company is notified in writing to the contrary, all notices, communications, and documents intended for the Optionee and related to this Agreement, if not delivered by hand, shall be mailed to Optionee's last known address as shown on the Company's books. Notices and communications shall be mailed by first class mail, postage prepaid; documents shall be mailed by registered mail, return receipt requested, postage prepaid. All mailings and deliveries related to this Agreement shall be deemed received when actually received, if by hand delivery, and two business days after mailing, if by mail.

19.  Arbitration.  Any and all disputes or controversies arising out of this
     -----------
     Agreement shall be finally settled by arbitration conducted in Santa Clara County in accordance with the then existing rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof; provided that nothing in this Section 19 shall prevent a party from applying to a court of competent jurisdiction to obtain temporary relief pending resolution of the dispute through arbitration. The parties hereby agree that service of any notices in the course of such arbitration at their respective addresses as provided for in Section 18 shall be valid and sufficient.

20.  Entire Agreement.  Company and Optionee agree that this Agreement
     ----------------
     (including its attached Exhibits) is the complete and exclusive statement between Company and Optionee regarding its subject matter and supersedes all prior proposals, communications, and agreements of the parties (including Company's letter to Optionee setting forth the proposed terms of employment), whether oral or written, regarding the grant of stock options or issuances of shares to Optionee.

     IN WITNESS WHEREOF, the parties have executed this Incentive Stock Option Agreement as of the Effective Date.

                              Interwoven, Inc.

                              By __________________________________

                              Title _______________________________

The Optionee hereby accepts and agrees to be bound by all of the terms and conditions of this Agreement and the Plan.



                              _____________________________________
                              Optionee

Optionee's spouse indicates by the execution of this Incentive Stock Option Agreement his or her consent to be bound by the terms thereof as to his or her interests, whether as community property or otherwise, if any, in the option granted hereunder, and in any ISO Shares purchased pursuant to this Agreement.



                              _____________________________________
                              Optionee's Spouse

                                    EXHIBITS
                                    --------


Exhibit 1          Stock Option Plan

Exhibit 3          Expiration of Incentive Stock Option
(if applicable)

Exhibit 5.1        Time of Exercise

Exhibit 5.3        Stock Option Plan Stock Purchase Agreement

Exhibit 5.4        Payment
(if applicable)

Exhibit 7          Right of Repurchase

                               EXHIBIT 5.1 OF THE
                        INCENTIVE STOCK OPTION AGREEMENT
                        --------------------------------

     The ISO shall be immediately exercisable with respect to all of the ISO Shares, subject however to the Company's Right of Repurchase set forth in
Exhibit 7.

                              Interwoven, Inc.


                              By: ____________________________________

                              Title: _________________________________


                              Optionee: ______________________________

                                EXHIBIT 7 OF THE
                        INCENTIVE STOCK OPTION AGREEMENT
                        --------------------------------

     All of the ISO Shares are subject to the Right of Repurchase. The Right of Repurchase shall expire with respect to twenty-five percent (25%) of the total number of ISO Shares one year after the Vesting Base Date and with respect to an additional 1/48 of the total number of ISO Shares at the end of each month thereafter, so that the Right of Repurchase shall have expired with respect to all of the ISO Shares on and after four years after the Vesting Base Date. Notwithstanding the provisions of the preceding sentence regarding expiration of the Right of Repurchase, however, the Right of Repurchase shall expire with respect to an additional 25% of the total number of ISO Shares immediately prior to (i) the sale or other disposition of all or substantially all of the assets of the Company, or (ii) the acquisition of the Company by another entity by means of consolidation, corporate reorganization or merger, or other transaction or series of related transactions in which more than fifty percent (50%) of the outstanding voting power of the Company is transferred.


Executed by:                        INTERWOVEN, INC.


                                    By: ________________________________

                                    Title:______________________________


                                    Optionee: __________________________

                                                                        No. ____

                                INTERWOVEN, INC.

                             1996 STOCK OPTION PLAN

                        STOCK OPTION EXERCISE AGREEMENT

     This Exercise Agreement is made and entered into as of __________, 19___ (the "Effective Date") by and between Interwoven, Inc., a California corporation (the "Company"), and the purchaser named below (the "Purchaser"). Capitalized terms not defined herein shall have the meaning ascribed to them in the Company's 1996 Stock Option Plan (the "Plan").
                                       ----

Participant:              ______________________________________________________

                          ______________________________________________________

Social Security Number:   ______________________________________________________

Address:                  ______________________________________________________

                          ______________________________________________________

Total Option Shares:      ______________________________________________________

Exercise Price Per Share: ______________________________________________________

Date of Grant:            ______________________________________________________

First Vesting Date:       ______________________________________________________

Expiration Date:          ______________________________________________________
                          (unless earlier terminated under Section 3 below)

Type of Stock Option
(Check one):              [ ] Incentive Stock Option
                          [ ] Nonqualified Stock Option

     1.   Exercise of Option.
          ------------------

          1.1  Exercise.  Pursuant to exercise of that certain option ("Option")
               --------
granted to Purchaser under the Plan and subject to the terms and conditions of this Exercise Agreement, Purchaser hereby purchases from the Company, and the Company hereby sells to Purchaser, the Total Number of Shares set forth above ("Shares") of the Company's Common Stock at the Exercise Price Per Share set forth above ("Exercise Price"). As used in this Exercise Agreement, the term "Shares" refers to the Shares purchased under this Exercise Agreement and includes all securities received (a) in replacement of the Shares, (b) as a result of stock dividends or stock splits with respect to the Shares, and (c) all securities received in replacement of the Shares in a merger, recapitalization, reorganization or similar corporate transaction.

          1.2  Title to Shares.  The exact spelling of the name(s) under which
               ---------------
Purchaser will take title to the Shares is:

               -----------------------------------------------------------------

               -----------------------------------------------------------------

Purchaser desires to take title to the Shares as follows:

               [ ]  Individual, as separate property

               [ ]  Husband and wife, as community property

               [ ]  Joint Tenants

               [ ] Alone or with spouse as trustee(s) of the following trust (including date):

               -----------------------------------------------------------------

               -----------------------------------------------------------------

               [ ]  Other; please specify:

          1.3  Payment.  Purchaser hereby delivers payment of the Exercise Price
               -------
in the manner permitted in the Stock Option Agreement as follows (check and complete as appropriate):

               [ ] in cash (by check) in the amount of $____________, receipt of which is acknowledged by the Company;

     2.   Delivery.
          --------

          2.1     Deliveries by Purchaser.  Purchaser hereby delivers to the
                  -----------------------
Company (i) this Exercise Agreement, (ii) two (2) copies of a blank Stock Power and Assignment Separate from Stock Certificate in the form of Exhibit 1 attached
                                                              ---------
hereto (the "Stock Powers"), both executed by Purchaser (and Purchaser's spouse, if any), (iii) if Purchaser is married, a Consent of Spouse in the form of
Exhibit 2 attached hereto (the "Spouse Consent") executed by Purchaser's spouse,
---------
and (iv) the Exercise Price any payment or other provision for any applicable tax obligations.

          2.2     Deliveries by the Company.  Upon its receipt of the Exercise
                  -------------------------
Price, payment or other provision for any applicable tax obligations and all the documents to be executed and delivered by Purchaser to the Company under
Section 2.1, the Company will issue a duly executed stock certificate evidencing the Shares in the name of Purchaser, to be placed in escrow until expiration or termination of the Company's Repurchase Option and Right of First Refusal described in Sections 8 and 9.

     3.   Representations and Warranties of Purchaser.  Purchaser represents
          -------------------------------------------
and warrants to the Company that:

          3.1     Agrees to Terms of the Plan.  Purchaser has received a copy of
                  ---------------------------
the Plan and the Stock Option Agreement, has read and understands the terms of the Plan, the Stock Option Agreement and this Exercise Agreement, and agrees to be bound by their terms and conditions. Purchaser acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares, and that Purchaser should consult a tax adviser prior to such exercise or disposition.

          3.2     Purchase for Own Account for Investment.  Purchaser is
                  ---------------------------------------
purchasing the Shares for Purchaser's own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act. Purchaser has no present intention of selling or otherwise disposing of all or any portion of the Shares and no one other than Purchaser has any beneficial ownership of any of the Shares.

          3.3     Access to Information.  Purchaser has had access to all
                  ---------------------
information regarding the Company and its present and prospective business, assets, liabilities and financial condition that Purchaser reasonably considers important in making the decision to purchase the Shares, and Purchaser has had ample opportunity to ask questions of the Company's representatives concerning such matters and this investment.

          3.4     Understanding of Risks.  Purchaser is fully aware of:  (i) the
                  ----------------------
highly speculative nature of the investment in the Shares; (ii) the financial hazards involved; (iii) the lack of liquidity of the Shares and the restrictions on transferability of the Shares (e.g., that Purchaser may not be able to sell
                                  ----
or dispose of the Shares or use them as collateral for loans); (iv) the qualifications and backgrounds of the management of the Company; and (v) the tax consequences of investment in the Shares. Purchaser is capable of evaluating the merits and risks of this investment, has the ability to protect Purchaser's own interests in this transaction and is financially capable of bearing a total loss of this investment.

          3.5     No General Solicitation.  At no time was Purchaser presented
                  -----------------------
with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Shares.

     4.   Compliance with Securities Laws.
          -------------------------------

          4.1     Compliance with U.S. Federal Securities Laws.  Purchaser
                  --------------------------------------------
understands and acknowledges that the Shares have not been registered with the SEC under the Securities Act and that, notwithstanding any other provision of the Stock Option Agreement to the contrary, the exercise of any rights to purchase any Shares is expressly conditioned upon compliance with the Securities Act and all applicable state securities laws. Purchaser agrees to cooperate with the Company to ensure compliance with such laws. The Shares are being issued under the Securities Act pursuant to the exemption provided by SEC Rule 701.

          4.2     Compliance with California Securities Laws.  THE PLAN, THE
                  ------------------------------------------
STOCK OPTION AGREEMENT, AND THIS EXERCISE AGREEMENT ARE INTENDED TO COMPLY WITH
SECTION 25102(O) OF THE CALIFORNIA CORPORATIONS CODE. ANY PROVISION OF THIS EXERCISE AGREEMENT WHICH IS INCONSISTENT WITH SECTION 25102(O) SHALL, WITHOUT FURTHER ACT OR AMENDMENT BY THE COMPANY OR THE BOARD, BE REFORMED TO COMPLY WITH THE REQUIREMENTS OF SECTION 25102(O). THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS EXERCISE AGREEMENT, IF NOT YET QUALIFIED WITH THE CALIFORNIA COMMISSIONER OF CORPORATIONS AND NOT EXEMPT FROM SUCH QUALIFICATION, IS SUBJECT TO SUCH QUALIFICATION, AND THE ISSUANCE OF SUCH SECURITIES, AND THE RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE IS EXEMPT. THE RIGHTS OF THE PARTIES TO THIS EXERCISE AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION BEING AVAILABLE.

     5.           Restricted Securities.
                  ---------------------

          5.1  No Transfer Unless Registered or Exempt.  Purchaser understands
               ---------------------------------------
that Purchaser may not transfer any Shares unless such Shares are registered under the Securities Act or qualified under applicable state securities laws or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. Purchaser understands that only the Company may file a registration statement with the SEC and that the Company is under no obligation to do so with respect to the Shares. Purchaser has also been advised that exemptions from registration and qualification may not be available or may not permit Purchaser to transfer all or any of the Shares in the amounts or at the times proposed by Purchaser.

          5.2  SEC Rule 144.  In addition, Purchaser has been advised that SEC
               ------------
Rule 144 promulgated under the Securities Act, which permits certain limited sales of unregistered securities, is not presently available with respect to the Shares and, in any event, requires that the Shares be held for a minimum of one
(1) year, and in certain cases two (2) years, after they have been purchased and
                                                                             ---
paid for (within the meaning of Rule 144).  Purchaser understands that Rule 144
--------
may indefinitely restrict transfer of the Shares so long as Purchaser remains an "affiliate" of the Company or if "current public information" about the Company (as defined in Rule 144) is not publicly available.

          5.3  SEC Rule 701.  The Shares are issued pursuant to SEC Rule 701
               ------------
promulgated under the Securities Act and may become freely tradeable by non-affiliates (under limited conditions regarding the method of sale) ninety (90) days after the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC, subject to the lengthier market standoff agreement contained in Section 7 of this Exercise Agreement or any other agreement entered into by Purchaser. Affiliates must comply with the provisions (other than the holding period requirements) of Rule 144.

     6.   Restrictions on Transfers.
          -------------------------

          6.1  Disposition of Shares.  Purchaser hereby agrees that Purchaser
               ---------------------
shall make no disposition of the Shares (other than as permitted by this Exercise Agreement) unless and until:

               (a) Purchaser shall have notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;

               (b) Purchaser shall have complied with all requirements of this Exercise Agreement applicable to the disposition of the Shares;

               (c) Purchaser shall have provided the Company with written assurances, in form and substance satisfactory to counsel for the Company, that
(i) the proposed disposition does not require registration of the Shares under the Securities Act or (ii) all appropriate action necessary for compliance with the registration requirements of the Securities Act or of any exemption from registration available under the Securities Act (including Rule 144) has been taken; and

               (d) Purchaser shall have provided the Company with written assurances, in form and substance satisfactory to the Company, that the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Shares pursuant to the provisions of the Commissioner Rules identified in Section 4.2.

          6.2  Restriction on Transfer.  Purchaser shall not transfer, assign,
               -----------------------
grant a lien or security interest in, pledge, hypothecate, encumber or otherwise dispose of any of the Shares which are subject to the Company's Repurchase Option or the Company's Right of First Refusal, except as permitted by this Exercise Agreement.

          6.3  Transferee Obligations.  Each person (other than the Company) to
               ----------------------
whom the Shares are transferred by means of one of the permitted transfers specified in this Exercise Agreement must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Exercise Agreement and that the transferred Shares are subject (i) both the Company's Repurchase Option and the Company's Right of First Refusal granted hereunder and (ii) the market stand-off provisions of Section 7, to the same extent such Shares would be so subject if retained by the Purchaser.

     7.   Market Standoff Agreement.  Purchaser agrees in connection with any
          -------------------------
registration of the Company's securities that, upon the request of the Company or the underwriters managing any public offering of the Company's securities, Purchaser will not sell or otherwise dispose of any Shares without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) after the effective date of such registration requested by such managing underwriters and subject to all restrictions as the Company or the underwriters may specify.

     8.   Company's Repurchase Option for Unvested Shares.  The Company, or its
          -----------------------------------------------
assignee, shall have the option to repurchase. Purchaser's shares (as to which the Right of Repurchase set forth in Exhibit 7 of the Stock Option Agreement has not expired ("Unvested Shares") on the terms and conditions set forth in this Section (the "Repurchase Option") if Purchaser is Terminated (as defined in the
Plan) for any reason, or no reason, including without limitation Purchaser's death, Disability (as defined in the Plan), voluntary resignation or termination by the Company with or without cause. Notwithstanding the foregoing, the Company shall retain the Repurchase Option for Unvested Shares only as to that number of Unvested Shares (whether or not exercised) that exceeds the number of shares which remain exercisable.

          8.1  Termination and Termination Date.  In case of any dispute as to
               --------------------------------
whether Purchaser is Terminated, the Committee shall have discretion to determine whether Purchaser has been Terminated and the effective date of such Termination (the "Termination Date").

          8.2  Exercise of Repurchase Option.  At any time within ninety (90)
               -----------------------------
days after the Purchaser's Termination Date (or, in the case of securities issued upon exercise of an Option after the Participant's Termination Date, within ninety (90) days after the date of such exercise), the Company, or its assignee, may elect to repurchase the Purchaser's Unvested Shares by giving Purchaser written notice of exercise of the Repurchase Option.

          8.3  Calculation of Repurchase Price for Unvested Shares.  The Company
               ---------------------------------------------------
or its assignee shall have the option to repurchase from Purchaser (or from Purchaser's personal representative as the case may be) the Unvested Shares at the Purchaser's Exercise Price, proportionately adjusted for any stock split or similar change in the capital structure of the Company as set forth in Section
2.2 of the Plan.

          8.4  Payment of Repurchase Price.  The repurchase price shall be
               ---------------------------
payable, at the option of the Company or its assignee, by check or by cancellation of all or a portion of any outstanding indebtedness of Purchaser to the Company or such assignee, or by any combination thereof. The repurchase price shall be paid without interest within sixty (60) days after exercise of the Repurchase Option.

          8.5  Right of Termination Unaffected.  Nothing in this Exercise
               -------------------------------
Agreement shall be construed to limit or otherwise affect in any manner whatsoever the right or power of the Company (or any Parent or Subsidiary of the Company) to terminate Purchaser's employment or other relationship with Company (or the Parent or Subsidiary of the Company) at any time, for any reason or no reason, with or without cause.

     9.   Company's Right of First Refusal.  Unvested Shares may not be sold or
          --------------------------------
otherwise transferred by Purchaser without the Company's prior written consent. Before any Vested Shares held by Purchaser or any transferee of such Vested Shares (either being sometimes referred to herein as the "Holder") may be sold
                                                          ------
or otherwise transferred (including without limitation a transfer by gift or operation of law), the Company and/or its assignee(s) shall have an assignable right of first refusal to purchase the Vested Shares to be sold or transferred (the "Offered Shares") on the terms and conditions set forth in this Section (the "Right of First Refusal").

          9.1  Notice of Proposed Transfer.  The Holder of the Offered Shares
               ---------------------------
shall deliver to the Company a written notice (the "Notice") stating:  (i) the
                                                    ------
Holder's bona fide intention to sell or otherwise transfer the Offered Shares;
(ii) the name of each proposed bona fide purchaser or other transferee ("Proposed Transferee"); (iii) the number of Offered Shares to be transferred to each Proposed Transferee; (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Offered Shares (the "Offered Price"); and (v) that the Holder will offer to sell the Offered Shares to the Company and/or its assignee(s) at the Offered Price as provided in this Section.

          9.2  Exercise of Right of First Refusal.  At any time within thirty
               ----------------------------------
(30) days after the date of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all (or, with the consent of the Holder, less than all) the Offered Shares proposed to be transferred to any one or more of the Proposed Transferees named in the Notice, at the purchase price determined as specified below.

          9.3  Purchase Price.  The purchase price for the Offered Shares
               --------------
purchased under this Section will be the Offered Price. If the Offered Price includes consideration other than cash, then the cash equivalent value of the non-cash consideration shall conclusively be deemed to be the value of such non-cash consideration as determined in good faith by the Board.

          9.4  Payment.  Payment of the Offered Price will be payable, at the
               -------
option of the Company and/or its assignee(s) (as applicable), by check or by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or to such assignee, in the case of a purchase of Offered Shares by such assignee) or by any combination thereof. The Offered Price will be paid without interest within sixty (60) days after the Company's receipt of the Notice, or, at the option of the Company and/or its assignee(s), in the manner and at the time(s) set forth in the Notice.

          9.5  Holder's Right to Transfer.  If all of the Offered Shares
               --------------------------
proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Offered Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that
                                                               --------
such sale or other transfer is consummated within 120 days after the date of the Notice, and provided further, that (i) any such sale or other transfer is
            -------- -------
effected in compliance with all applicable securities laws and (ii) the Proposed Transferee agrees in writing that the provisions of this Section will continue to apply to the Offered Shares in the hands of such Proposed Transferee. If the Offered Shares described in the Notice are not transferred to the Proposed Transferee within such 120 day period, then a new Notice must be given to the Company, and the Company will again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

          9.6  Exempt Transfers.  Notwithstanding anything to the contrary in
               ----------------
this Section, the following transfers of Vested Shares will be exempt from the Right of First Refusal: (i) the transfer of any or all of the Vested Shares during Purchaser's lifetime by gift or on Purchaser's death by will or intestacy to Purchaser's "immediate family" (as defined below) or to a trust for the benefit of Purchaser or Purchaser's immediate family, provided that each transferee or other recipient agrees in a writing satisfactory to the Company that the provisions of this Section will continue to apply to the transferred Vested Shares in the hands of such transferee or other recipient; (ii) any transfer of Vested Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations (except that the Right of First Refusal will continue to apply thereafter to such Vested Shares, in which case the surviving corporation of such merger or consolidation shall succeed to the rights of the Company under this Section unless the Agreement of merger or consolidation expressly otherwise provides); or (iii) any transfer of Vested Shares pursuant to the winding up and dissolution of the Company. As used herein, the term "immediate family" will mean Purchaser's spouse, the lineal descendant or antecedent, father, mother, brother or sister, child, adopted child, grandchild or adopted grandchild of the Purchaser or the Purchaser's spouse, or the spouse of any child, adopted child, grandchild or adopted grandchild of Purchaser or the Purchaser's spouse.

          9.7  Termination of Right of First Refusal.  The Company's Right of
               -------------------------------------
First Refusal will terminate when the Company's securities become publicly traded.

  10.  Rights as Shareholder.  Subject to the terms and conditions of this
       ---------------------
Exercise Agreement, Purchaser will have all of the rights of a shareholder of the Company with respect to the Shares from and after the date that Shares are issued to Purchaser until such time as Purchaser disposes of the Shares or the Company and/or its assignee(s) exercise(s) the Repurchase Option or Right of First Refusal. Upon an exercise of the Repurchase Option or the Right of First Refusal, Purchaser will have no further rights as a holder of the Shares so purchased upon such exercise, except the right to receive payment for the Shares so purchased in accordance with the provisions of this Exercise Agreement, and Purchaser will promptly surrender the stock certificate(s) evidencing the Shares so purchased to the Company for transfer or cancellation.

  11.  Escrow.  As security for Purchaser's faithful performance of this
       ------
Exercise Agreement, Purchaser agrees, immediately upon receipt of the stock certificate(s) evidencing the Shares, to deliver such certificate(s), together with the Stock Powers executed by Purchaser and by Purchaser's spouse, if any (with the date and number of Shares left blank), to the Secretary of the Company or other designee of the Company ("Escrow Holder"), who is hereby appointed to hold such certificate(s) and Stock Powers in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Exercise Agreement. Purchaser and the Company agree that Escrow Holder will not be liable to any party to this Exercise Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Exercise Agreement. Escrow Holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Exercise Agreement. The Shares will be released from escrow upon termination of both the Repurchase Option and the Right of First Refusal.

  12.  Restrictive Legends and Stop-Transfer Orders.
       --------------------------------------------

       12.1 Legends.  Purchaser understands and agrees that the Company will
            -------
place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares, together with any other legends that may be required by state or U.S. Federal securities laws, the Company's Articles of Incorporation or Bylaws, any other agreement between Purchaser and the Company or any agreement between Purchaser and any third party:

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON PUBLIC RESALE AND TRANSFER, RIGHT OF REPURCHASE AND RIGHT OF FIRST REFUSAL OPTIONS HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S) AS SET FORTH IN A STOCK OPTION EXERCISE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH PUBLIC SALE AND TRANSFER RESTRICTIONS AND THE RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

     The California Commissioner of Corporations may require that the following legend also be placed upon the share certificate(s) evidencing ownership of the
Shares:

           IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

          12.2 Stop-Transfer Instructions.  Purchaser agrees that, to ensure
               --------------------------
compliance with the restrictions imposed by this Exercise Agreement, the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          12.3 Refusal to Transfer.  The Company will not be required (i) to
               -------------------
transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Agreement or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.

  13.  Tax Consequences.  PURCHASER UNDERSTANDS THAT PURCHASER MAY SUFFER
       ----------------
ADVERSE TAX CONSEQUENCES AS A RESULT OF PURCHASER'S PURCHASE OR DISPOSITION OF THE SHARES. PURCHASER REPRESENTS THAT PURCHASER HAS CONSULTED WITH ANY TAX ADVISER PURCHASER DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT PURCHASER IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE. IN PARTICULAR, IF UNVESTED SHARES ARE SUBJECT TO REPURCHASE BY THE COMPANY, PURCHASER REPRESENTS THAT PURCHASER HAS CONSULTED WITH PURCHASER'S TAX ADVISER CONCERNING THE ADVISABILITY OF FILING AN 83(b) ELECTION WITH THE
INTERNAL REVENUE SERVICE.   Set forth below is a brief summary as of the date
the Plan was adopted by the Board of some of the U.S. Federal and California tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. PURCHASER SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

          13.1 Exercise of Incentive Stock Option.  If the Option qualifies as
               ----------------------------------
an ISO, there will be no regular U.S. Federal income tax liability or California income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as a tax preference item for U.S. Federal alternative minimum tax purposes and may subject Purchaser to the alternative minimum tax in the year of exercise.

          13.2 Exercise of Nonqualified Stock Option.  If the Option does not
               -------------------------------------
qualify as an ISO, there may be a regular U.S. Federal income tax liability and a California income tax liability upon the exercise of the Option. Purchaser will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Purchaser is or was an employee of the Company, the Company may be required to withhold from Purchaser's compensation or collect from Purchaser and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

         13.3 Disposition of Shares. The following tax consequences may apply
              ---------------------
upon disposition of the Shares.

                   (a) Incentive Stock Options.  If the Shares are held for more
                       -----------------------
than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of an ISO and are disposed of more than two (2) years after the Date of Grant, any gain realized on disposition of the Shares will be treated as capital gain for federal and California income tax purposes. The maximum federal capital gain tax rates are twenty-eight percent (28%) for Shares held more than twelve (12) months, but not more than eighteen (18) months ("Mid-Term Capital Gain"), and twenty percent (20%) for Shares held for more than eighteen (18) months ("Long-Term Capital Gain"). If Shares purchased under an ISO are disposed of within the applicable one (1) year or two (2) year period, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price.

                   (b) Nonqualified Stock Options.  If the Shares are held for
                       --------------------------
more than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of an NQSO, any gain realized on disposition of the Shares will be treated as Mid-Term Capital Gain or Long-Term Capital Gain, as the case may be.

                  (c) Withholding.  The Company may be required to withhold from
                      -----------
the Participant's compensation or collect from the Participant and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income.

          13.4 Section 83(b) Election for Unvested Shares.  With respect to
               ------------------------------------------
Unvested Shares, which are subject to the Repurchase Option, unless an election is filed by the Purchaser with the Internal Revenue Service (and, if necessary, the proper state taxing authorities), within 30 days of the purchase of the
                                      --------------
Unvested Shares, electing pursuant to Section 83(b) of the Internal Revenue Code (and similar state tax provisions, if applicable) to be taxed currently on any difference between the Exercise Price of the Unvested Shares and their Fair Market Value on the date of purchase, there may be a recognition of taxable income (including, where applicable, alternative minimum taxable income) to the Purchaser, measured by the excess, if any, of the Fair Market Value of the Unvested Shares at the time they cease to be Unvested Shares, over the Exercise Price of the Unvested Shares.

  14.  Compliance with Laws and Regulations.  The issuance and transfer of the
       ------------------------------------
Shares will be subject to and conditioned upon compliance by the Company and Purchaser with all applicable state and U.S. Federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company's Common Stock may be listed or quoted at the time of such issuance or transfer.

  15.  Successors and Assigns.  The Company may assign any of its rights under
       ----------------------
this Exercise Agreement, including its rights to repurchase Shares under the Repurchase Option and the Right of First Refusal. This Exercise Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Agreement will be binding upon Purchaser and Purchaser's heirs, executors, administrators, legal representatives, successors and assigns.

  16.  Governing Law; Severability.  This Exercise Agreement shall be governed
       ---------------------------
by and construed in accordance with the internal laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California. If any provision of this Exercise Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

  17.  Notices.  Any notice required to be given or delivered to the Company
       -------
shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Purchaser shall be in writing and addressed to Purchaser at the address indicated above or to such other address as Purchaser may designate in writing from time to time to the Company. All notices shall be deemed effectively given upon personal delivery, three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested), one (1) business day after its deposit with any return receipt express courier (prepaid), or one (1) business day after transmission by rapifax or telecopier.

  18.  Further Instruments.  The parties agree to execute such further
       -------------------
instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Exercise Agreement.

  19.  Headings.  The captions and headings of this Exercise Agreement are
       --------
included for ease of reference only and will be disregarded in interpreting or construing this Exercise Agreement. All references herein to Sections will refer to Sections of this Exercise Agreement.

     20.  Entire Agreement.  The Plan, the Stock Option Agreement and this
          ----------------
Exercise Agreement, together with all its Exhibits, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Exercise Agreement, and supersede all prior understandings and agreements, whether oral or written, between the parties hereto with respect to the specific subject matter hereof.

  IN WITNESS WHEREOF, the Company has caused this Exercise Agreement to be executed in duplicate by its duly authorized representative and Purchaser has executed this Exercise Agreement in duplicate as of the Effective Date.

INTERWOVEN, INC.                    PURCHASER



By: ___________________________     _______________________________
                                    (Signature)


_______________________________     _______________________________
(Please print name)                 (Please print name)


_______________________________
(Please print title)




     [Signature page to Interwoven, Inc. Stock Option Exercise Agreement]

                                LIST OF EXHIBITS
                                ----------------

Exhibit 1:  Stock Power and Assignment Separate from Stock Certificate

Exhibit 2:  Spouse Consent

Exhibit 3:  Copy of Purchaser's Check

Exhibit 4:  Section 83(b) Election

                                   EXHIBIT 1
                                   ---------

                           STOCK POWER AND ASSIGNMENT
                           --------------------------
                        SEPARATE FROM STOCK CERTIFICATE
                        -------------------------------

                           Stock Power and Assignment
                           --------------------------
                        Separate from Stock Certificate
                        -------------------------------

     FOR VALUE RECEIVED and pursuant to that certain Stock Option Exercise Agreement No. ________ dated as of _______________, 19___, (the "Agreement"), the undersigned hereby sells, assigns and transfers unto _______________________________, shares of the Common Stock of Interwoven, Inc. a California corporation (the "Company"), standing in the undersigned's name on the books of the Company represented by Certificate No(s). ______ delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned's attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THIS EXERCISE AGREEMENT AND ANY EXHIBITS THERETO.

Dated:  _______________, 19____

                                    PURCHASER


                                    ________________________________________
                                    (Signature)


                                    ________________________________________
                                    (Please Print Name)


                                    ________________________________________
                                    (Spouse's Signature, if any)


                                    ________________________________________
                                    (Please Print Spouse's Name)


Instructions:  Please do not fill in any blanks other than the signature line.
------------
The purpose of this Stock Power and Assignment is to enable the Company to acquire the shares upon exercise of its "Repurchase Option" and/or "Right of First Refusal" set forth in this Exercise Agreement without requiring additional signatures on the part of the Purchaser or Purchaser's Spouse.

                                   EXHIBIT 2
                                   ---------

                                 SPOUSE CONSENT
                                 --------------

                                 Spouse Consent
                                 --------------

     The undersigned spouse of Purchaser has read, understands, and hereby approves the Stock Option Exercise Agreement between Purchaser and the Company (the "Agreement"). In consideration of the Company's granting my spouse the right to purchase the Shares as set forth in this Exercise Agreement, the undersigned hereby agrees to be irrevocably bound by this Exercise Agreement and further agrees that any community property interest shall similarly be bound by this Exercise Agreement. The undersigned hereby appoints Purchaser as my attorney-in-fact with respect to any amendment or exercise of any rights under this Exercise Agreement.

Date:_________________________




                                    ________________________________________
                                    Name of Purchaser - Please Print


                                    ________________________________________
                                    Signature of Purchaser's Spouse


                      Address:      ________________________________________
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                                   EXHIBIT 3
                                   ---------

                           COPY OF PURCHASER'S CHECK
                           -------------------------

                                   EXHIBIT 4
                                   ---------

                            SECTION 83(b) ELECTION
                            ----------------------

[FOR REGULAR INCOME TAX - NONQUALIFIED OPTIONS]
[FOR AMT AND DISQUALIFYING DISPOSITION PURPOSES - INCENTIVE STOCK OPTION]

           ELECTION UNDER SECTION 83(b) OF THE INTERNAL REVENUE CODE

The undersigned Taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include the excess, if any, of the fair market value of the property described below at the time of transfer over the amount paid for such property, as compensation for services in the calculation of: (1) regular gross income; (2) alternative minimum taxable income or (3) disqualifying disposition gross income, as the case may be.

1.   TAXPAYER'S NAME:            ________________________________________

     TAXPAYER'S ADDRESS:         ________________________________________

                                 ________________________________________

     SOCIAL SECURITY NUMBER:     ________________________________________

2. The property with respect to which the election is made is described as follows: _______ shares of Common Stock of Interwoven, Inc., a California corporation which were transferred upon exercise of an option (the "Company"), which is Taxpayer's employer or the corporation for whom the Taxpayer performs services.

3. The date on which the shares were transferred pursuant to the exercise of the option was ________, 199__ and this election is made for calendar year 199__.

4. The shares received upon exercise of the option are subject to the following restrictions: The Company may repurchase all or a portion of the shares at the Taxpayer's original purchase price under certain conditions at the time of Taxpayer's termination of employment or services.

5. The fair market value of the shares (without regard to restrictions other than restrictions which by their terms will never lapse) was $___ per share at the time of exercise of the option.

6. The amount paid for such shares upon exercise of the option was $___ per share.

7.   The Taxpayer has submitted a copy of this statement to the Company.

THIS ELECTION MUST BE FILED WITH THE INTERNAL REVENUE SERVICE ("IRS"), AT THE OFFICE WHERE THE TAXPAYER FILES ANNUAL INCOME TAX RETURNS, WITHIN 30 DAYS AFTER
                                                           --------------
THE DATE OF TRANSFER OF THE SHARES, AND MUST ALSO BE FILED WITH THE TAXPAYER'S INCOME TAX RETURNS FOR THE CALENDAR YEAR. THE ELECTION CANNOT BE REVOKED WITHOUT THE CONSENT OF THE IRS.

Dated:  ________________            ________________________________________
                                    Taxpayer's Signature